UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 30, 2004

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                  0-19649               58-1654960
(State or Other         (Commission           (IRS Employer
Jurisdiction of          File Number)      Identification No.)
Incorporation)

4300 WEST CYPRESS STREET, SUITE 600, TAMPA FLORIDA 33607
(Address of Principal Executive Offices)     (Zip Code)

(813_ 283-7000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12
under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

____ Pre-commencement communications pursuant to
Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 7.01.  	REGULATION FD DISCLOSURE.

On August 30, 2004, the Registrant issued a news release entitled "Checkers(R) Franchisee to Open Five New Restaurants in Atlanta Market
Agreement expected to increase franchisee's total Checkers to 17 by 2009", a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the
Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.



By:_________________________________
Name:   Keith E. Sirois
Title:  Director, CEO and President
Dated:  August 30, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 30, 2004

Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600,
Tampa, Florida 33607
* (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francis
		MARC Public Relations
		412-562-1186
		kfrancis@marcusa.com

Checkers(R) Franchisee to Open Five New
Restaurants in Atlanta Market
Agreement expected to increase franchisee's total Checkers to 17 by 2009

TAMPA, FL - August 30, 2004 - Checkers
Drive-In Restaurants, Inc. (NASDAQ: CHKR), the nation's largest double drive-thru chain, today announced that Checkers(R) franchisee,
Ali Chunara, will open five new restaurants in the Atlanta area over the next five years.
Under the agreement, Chunara will own and operate a total of 17 Checkers locations throughout the market by 2009.

"From day one, I've been impressed with all aspects of the Checkers brand, from the signature double drive-thru concept and great menu, to the proven operations and award-winning advertising," said Chunara, a Checkers franchisee since October of 2003. "Having just participated in Checkers national convention, I'm more impressed than ever, and I'm ready to expand.
I look forward to growing my business to better serve my Atlanta-area customers."

For fiscal 2004, Checkers/Rally's(R) has secured development agreements for 44 franchised units over the next five years.

"I'm pleased to congratulate Mr. Chunara on all he has achieved as a Checkers franchisee and on his expansion commitment," said Ron Levondosky, Vice President of Franchise at Checkers Drive-In
Restaurants, Inc. "We are pleased that he and other franchisees are investing in the brand and growing in many of our key markets. We have recently extended our franchise incentive program to encourage unit growth, and we will continue to work closely with all of our franchisees as partners to help their businesses succeed."

For more information about Checkers/Rally's franchising opportunities, please contact Ted
Fumia, Director of Franchise Development at
Checkers Drive-In Restaurants, Inc., at 888-913-9135.

Checkers Drive-In Restaurants, Inc. (www.checkers.com) is the largest double drive-thru restaurant chain in the United States. The Company develops, produces, owns, operates and franchises quick service "double drive- thru" restaurants.

Except for historical information, this announcement contains "forward-looking" and "Safe Harbor" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section
21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation
Reform Act of 1995.  These forward-looking and
Safe Harbor statements reflect management's expectations based upon currently available information and data; however, actual results are subject to future events and uncertainties, which could cause actual results to materially differ from those projected in these statements. Further information regarding factors that could affect the company's financial and other results is included in the company's Forms 10Q and 10K, filed with the Securities and Exchange Commission.